Exhibit 99.1

Dolby Laboratories Reports Second Quarter Fiscal 2015 Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--April 21, 2015--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for the second quarter (Q2) of fiscal year 2015. For the second quarter, Dolby reported total revenue of $271.9 million, compared to $278.6 million for the second quarter of fiscal year 2014. Total revenue for the second quarter of fiscal year 2014 included a back payment settlement of $24.7 million, which did not repeat in the second quarter of fiscal year 2015.

Second quarter GAAP net income was $58.0 million, or $0.56 per diluted share, compared to $75.9 million, or $0.73 per diluted share, for the second quarter of fiscal 2014. On a non-GAAP basis, second quarter net income was $74.9 million, or $0.72 per diluted share, compared to $91.7 million, or $0.88 per diluted share, for the second quarter of fiscal 2014. Dolby’s non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

“We had another solid quarter driven by growth in our broadcast business,” said Kevin Yeaman, President and CEO, Dolby Laboratories. “In addition, we saw significant progress with our new initiatives as AMC Theatres and Disney announced their support for Dolby Cinema and Vizio announced the first Dolby Vision TV.”

Dividend

Dolby today announced a cash dividend of $0.10 per share of Class A and Class B common stock, payable on May 12, 2015, to stockholders of record as of the close of business on May 4, 2015.

Financial Outlook

Q3 2015

Dolby estimates that total revenue will range from $230 million to $240 million. Gross margin percentages are projected to range between approximately 89 percent and 90 percent on a GAAP basis and between 90 percent and 91 percent on a non-GAAP basis.

Dolby anticipates that operating expenses will be between $167 million and $171 million on a GAAP basis and between $148 million and $152 million on a non-GAAP basis.

Dolby estimates diluted earnings per share to be between $0.27 and $0.33 on a GAAP basis and between $0.43 and $0.49 on a non-GAAP basis.

Dolby estimates that its fiscal Q3 2015 effective tax rate will be approximately 26 percent on both a GAAP and non-GAAP basis.

Fiscal Year 2015

Dolby anticipates that total revenue will range from $970 million to $1 billion.

Dolby anticipates that operating expenses will be between $660 million and $670 million on a GAAP basis and between $585 million and $595 million on a non-GAAP basis.

Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss the financial results and outlook for Dolby Laboratories at 2:00 p.m. PT (5:00 p.m. ET) on Tuesday, April 21, 2015. Access to the teleconference will be available over the Internet from http://investor.dolby.com/events.cfm or by dialing 1-888-204-4426. International callers can access the conference call at 1-913-312-9309.

A replay of the call will be available from 5:00 p.m. PT on Tuesday, April 21, 2015, until 9:00 p.m. PT on Tuesday, April 28, 2015, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 6638279. An archived version of the teleconference will also be available on the Dolby Laboratories website, http://investor.dolby.com/events.cfm.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides certain non-GAAP financial measures. These measures are adjusted to exclude amounts related to stock-based compensation, expenses associated with dividend equivalents paid on restricted stock units, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. Dolby presents non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review both GAAP and non-GAAP measures in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its US Securities and Exchange Commission (SEC) filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby’s investor relations website at http://investor.dolby.com/events.cfm.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby’s expected financial results for Q3 2015 and fiscal 2015 and future quarterly dividend payments are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; the loss of, or reduction in sales by, a key customer or licensee; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® 8 devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby® technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby’s receipt of royalty reports and payments from its licensees, including back payments; timing of revenue recognition under licensing agreements and other contractual arrangements; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery; risks associated with acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s SEC filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) creates audio, video, and voice technologies that transform entertainment and communications in mobile devices, at the cinema, at home, and at work. For nearly 50 years, sight and sound experiences have become more vibrant, clear, and powerful in Dolby. For more information, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Dolby Cinema is a trademark of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. Windows is a registered trademark of Microsoft Corporation. S15/28836 DLB-F

DOLBY LABORATORIES, INC. INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	March 27, 2015	March 28, 2014	March 27, 2015	March 28, 2014
Revenue:
Licensing	$243,333	$258,616	$459,931	$464,276
Products	22,985	14,563	36,248	32,667
Services	5,632	5,413	10,009	12,926
Total revenue	271,950	278,592	506,188	509,869

Cost of revenue:
Cost of licensing	3,787	3,742	7,268	7,743
Cost of products	18,237	10,293	30,821	24,081
Cost of services	3,125	3,470	6,470	7,063
Total cost of revenue	25,149	17,505	44,559	38,887

Gross margin	246,801	261,087	461,629	470,982

Operating expenses:
Research and development	56,601	44,798	105,195	89,261
Sales and marketing	65,940	64,828	133,958	125,207
General and administrative	45,653	46,457	90,369	88,365
Restructuring charges/(credits)	—	86	(39)	3,301
Total operating expenses	168,194	156,169	329,483	306,134

Operating income	78,607	104,918	132,146	164,848

Other income/expense:
Interest income	1,091	920	1,991	1,574
Interest expense	(31)	(93)	(46)	(205)
Other income/(expense), net	218	(2,823)	110	(2,594)
Total other income/expense	1,278	(1,996)	2,055	(1,225)

Income before income taxes	79,885	102,922	134,201	163,623
Provision for income taxes	(21,353)	(26,373)	(33,732)	(41,828)
Net income including controlling interest	58,532	76,549	100,469	121,795
Less: net (income) attributable to controlling interest	(558)	(681)	(1,138)	(1,412)
Net income attributable to Dolby Laboratories, Inc.	$57,974	$75,868	$99,331	$120,383

Net Income Per Share:
Basic	$0.57	$0.74	$0.97	$1.18
Diluted	$0.56	$0.73	$0.95	$1.16
Weighted-Average Shares Outstanding:
Basic	102,509	102,291	102,406	102,021
Diluted	103,904	103,934	104,097	103,460

Related party rent expense:
Included in operating expenses	$755	$346	$1,543	$692
Included in net income attributable to controlling interest	$1,151	$1,250	$2,304	$2,505

Cash dividend declared per common share	$0.10	$—	$0.20	$—

DOLBY LABORATORIES, INC. INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share and per share amounts)

	March 27, 2015	September 26, 2014
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$513,994	$568,472
Restricted cash	2,156	2,142
Short-term investments	188,164	231,208
Accounts receivable, net of allowance for doubtful accounts of $1,046 and $1,615	98,562	86,168
Inventories	23,761	8,536
Deferred taxes	80,858	86,445
Prepaid expenses and other current assets	34,523	22,880
Total current assets	942,018	1,005,851
Long-term investments	330,298	296,335
Property, plant and equipment, net	358,368	289,755
Intangible assets, net	106,369	63,700
Goodwill	312,869	277,574
Deferred taxes	55,340	41,746
Other non-current assets	9,342	9,051
Total assets	$2,114,604	$1,984,012

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,130	$15,898
Accrued liabilities	189,507	158,376
Income taxes payable	1,144	2,600
Deferred revenue	16,371	12,496
Total current liabilities	221,152	189,370
Long-term deferred revenue	29,678	19,279
Other non-current liabilities	64,715	43,715
Total liabilities	315,545	252,364

Stockholders’ equity:
Class A, $0.001 par value, one vote per share, 500,000,000 shares authorized: 51,383,446 shares issued and outstanding at March 27, 2015 and 50,658,627 at September 26, 2014	52	51
Class B, $0.001 par value, ten votes per share, 500,000,000 shares authorized: 51,073,661 shares issued and outstanding at March 27, 2015 and 51,610,239 at September 26, 2014	51	52
Additional paid-in capital	50,662	46,415
Retained earnings	1,739,346	1,660,485
Accumulated other comprehensive income	(7,532)	3,014
Total stockholders’ equity – Dolby Laboratories, Inc.	1,782,579	1,710,017
Controlling interest	16,480	21,631
Total stockholders’ equity	1,799,059	1,731,648
Total liabilities and stockholders’ equity	$2,114,604	$1,984,012

DOLBY LABORATORIES, INC. INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	March 27, 2015	March 28, 2014	March 27, 2015	March 28, 2014
Operating activities:
Net income including controlling interest	$58,532	$76,549	$100,469	$121,795
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,054	12,705	33,578	25,114
Stock-based compensation	16,667	17,753	34,509	32,807
Amortization of premium on investments	2,420	2,328	4,811	4,594
Excess tax benefit from exercise of stock options	(151)	(552)	(2,095)	(1,562)
Provision for doubtful accounts	(111)	133	(487)	507
Deferred income taxes	(1,371)	(4,980)	(7,681)	(6,302)
Other non-cash items affecting net income	599	2,838	1,252	2,943
Changes in operating assets and liabilities:
Accounts receivable	18,985	(33,334)	(3,457)	(12,186)
Inventories	4,394	(585)	1,397	1,640
Prepaid expenses and other assets	(1,572)	492	(6,045)	(1,139)
Accounts payable and other liabilities	39,557	22,033	(7,244)	5,337
Income taxes, net	8,372	8,591	12,064	13,386
Deferred revenue	1,034	(1,879)	5,486	(7,776)
Other non-current liabilities	(381)	46	916	262
Net cash provided by operating activities	164,028	102,138	167,473	179,420

Investing activities:
Purchase of investments	(84,105)	(76,113)	(194,613)	(178,830)
Proceeds from sales of investment securities	56,620	35,998	120,074	63,424
Proceeds from maturities of investment securities	37,185	34,663	79,885	81,402
Purchases of property, plant and equipment	(46,363)	(8,905)	(68,024)	(17,872)
Payments for business acquisitions, net of cash acquired	—	—	(93,516)	—
Purchase of intangible assets	—	(12,400)	(6,416)	(12,400)
Proceeds from sale of property, plant and equipment and assets held for sale	—	—	3	42
Change in restricted cash	(116)	5	(14)	(169)
Net cash used in investing activities	(36,779)	(26,752)	(162,621)	(64,403)

Financing activities:
Proceeds from issuance of common stock	5,117	9,337	12,629	17,464
Repurchase of common stock	(15,411)	—	(32,364)	(11,660)
Payment of cash dividend	(10,257)	—	(20,485)	—
Distribution to controlling interest	—	—	(5,591)	—
Excess tax benefit from the exercise of stock options	151	552	2,095	1,562
Shares repurchased for tax withholdings on vesting of restricted stock	(963)	(1,631)	(11,809)	(8,358)
Net cash provided by/(used in) financing activities	(21,363)	8,258	(55,525)	(992)

Effect of foreign exchange rate changes on cash and cash equivalents	(1,007)	615	(3,805)	477
Net increase/(decrease) in cash and cash equivalents	104,879	84,259	(54,478)	114,502
Cash and cash equivalents at beginning of period	409,115	484,640	568,472	454,397
Cash and cash equivalents at end of period	$513,994	$568,899	$513,994	$568,899

GAAP to Non-GAAP Reconciliations (In millions, except per share data)

The following tables present Dolby's GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the second quarter of fiscal 2015 and 2014:

Net income:	Fiscal Quarter Ended
	March 27, 2015	March 28, 2014
GAAP net income	$58.0	$75.9
Stock-based compensation	16.6	17.7
RSU dividend equivalent	0.6	0.9
Amortization of acquired intangibles	4.9	2.8
Restructuring charges, net	—	0.1
Income tax adjustments	(5.2)	(5.7)
Non-GAAP net income	$74.9	$91.7

Diluted earnings per share:	Fiscal Quarter Ended
	March 27, 2015	March 28, 2014
GAAP diluted earnings per share	$0.56	$0.73
Stock-based compensation	0.16	0.17
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.05	0.03
Income tax adjustments	(0.06)	(0.06)
Non-GAAP diluted earnings per share	$0.72	$0.88

Shares used in computing diluted earnings per share (in millions)	104	104

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the third quarter of fiscal 2015 and fiscal year 2015 included in this release:

Gross margin:	Q3 2015
GAAP gross margin (low - high end of range)	89 - 90%
Stock-based compensation	0.1%
Amortization of acquired intangibles	0.9%
Non-GAAP gross margin (low - high end of range)	90 - 91%

Operating expenses:	Q3 2015	Fiscal 2015
GAAP operating expenses (low - high end of range)	$167 - $171	$660 - $670
Stock-based compensation	(16)	(66)
RSU dividend equivalent	(1)	(2)
Amortization of acquired intangibles	(2)	(7)
Non-GAAP operating expenses (low - high end of range)	$148 - $152	$585 - $595

Diluted earnings per share:	Q3 2015
	Low	High
GAAP diluted earnings per share	$0.27	$0.33
Stock-based compensation	0.16	0.16
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.04	0.04
Income tax adjustments	(0.05)	(0.05)
Non-GAAP diluted earnings per share	$0.43	$0.49

Shares used in computing diluted earnings per share (in millions)	104	104

CONTACT:
Dolby Laboratories, Inc.
Investor Contact:
Elena Carr, 415-645-5583
investor@dolby.com
Media Contact:
Sean Durkin, 415-645-5176
news@dolby.com